                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 25, 2004

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                       1-09335                  36-2545354
(State or other jurisdiction    (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)

             1695 RIVER ROAD
             DES PLAINES, IL                                  60018
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.01.  REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 and incorporated herein by reference is a copy of Schawk, Inc.'s press release dated August 25, 2004 announcing that it had declared its regular quarterly dividend.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SCHAWK, INC.


Date:  August 25, 2004              By:  /s/ A. Alex Sarkisian
                                       ----------------------------------------
                                         A. Alex Sarkisian
                                         Executive Vice President and Corporate
                                          Secretary

                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated August 25, 2004.